UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 21, 2023

ALEXANDRIA REAL ESTATE EQUITIES, INC.

(Exact name of registrant as specified in its charter)

Maryland	1-12993	95-4502084
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

26 North Euclid Avenue, Pasadena, California 91101

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (626) 578-0777

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share	ARE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 21, 2023, the Board of Directors (the “Board”) of Alexandria Real Estate Equities, Inc. (the “Company”) approved and adopted certain amendments (the “Amendments”) to the Company’s Amended and Restated Bylaws dated July 27, 2018 (the “Bylaws” and, as amended, the “Amended Bylaws”), which became effective immediately.

The Amendments update various provisions of the Bylaws to require parties proposing a nominee for election of a director to comply with the universal proxy rules recently adopted by the U.S. Securities and Exchange Commission. In addition, the Amendments update the Bylaws’ proxy and advance notice provisions, specifically, the notice required thereby, to require, among other things, (i) certain representations with respect to the solicitation intentions of a proposing stockholder, and (ii) additional representations regarding the willingness to serve of a Proposed Nominee (as defined in the Amended Bylaws) to serve on the Board, if elected, and that no additional consents from any third party are required for a Proposed Nominee to serve on the Board, if elected. The Amendments also clarify that (i) a stockholder may not nominate more individuals than there are directors to be elected or substitute or replace a Proposed Nominee without compliance with the requirements for nomination in the Amended Bylaws, including compliance with any applicable deadlines, and (ii) the Company will disregard any proxy authority granted in favor of any Proposed Nominee if the proposing stockholder in support of such Proposed Nominee abandons the solicitation or does not comply with Rule 14a-19 under the Exchange Act.

The Amendments also include various other conforming and technical changes, including updates to provisions relating to virtual meetings to align with changes to the Maryland General Corporation Law statutory language.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended Bylaws, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01               Financial Statements and Exhibits

(d)            Exhibits

3.1	Amended and Restated Bylaws of Alexandria Real Estate Equities, Inc. as adopted on September 21, 2023.

104.1	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALEXANDRIA REAL ESTATE EQUITIES, INC.

September 22, 2023	By:	/s/ Marc E. Binda
Marc E. Binda Chief Financial Officer and Treasurer